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                                    SELIGMAN

                                    [GRAPHIC]





                                    SELIGMAN

                                     CAPITAL

                                    FUND, INC.

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         SEEKING CAPITAL APPRECIATION BY INVESTING IN THE COMMON STOCKS
               OF COMPANIES WITH SIGNIFICANT POTENTIAL FOR GROWTH

                         JUNE 30, 1997 o MID-YEAR REPORT

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OVER THE LONG TERM -- J. & W. SELIGMAN & CO. INCORPORATED
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TIME IS THE TEST

   In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

     J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.

A PLACE IN HISTORY

   Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company. In 1930, Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund.

                                                       -------------------------


                                                               [PHOTO]


                                                       -------------------------
                                                          JAMES, JESSE, AND
                                                           JOSEPH SELIGMAN


SELIGMAN CAPITAL FUND

   Seligman Capital Fund, established October 9, 1969, is a mutual fund that seeks capital appreciation by investing primarily in common stocks. Since its inception more than a quarter of a century ago, Seligman Capital Fund has helped investors seek their financial goals by providing growth of capital in a well-diversified portfolio of common stocks.

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TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview with Your Portfolio Manager .....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   15
Report of Independent Auditors ............................................   17
Board of Directors ........................................................   18
Executive Officers/For More Information ...................................   19
Glossary of Financial Terms ...............................................   20

"As always...investment results are achieved by the individual common stocks owned. Emphasis continues on fundamental equity research and stock selectivity to identify companies with strong business and financial characteristics, and good earnings visibility."

                                                               -- FRED E. BROWN,
                                                                   FUND CHAIRMAN
                                                                       1969-1988

"We remain confident that the Fund will benefit from the strong long-term capital appreciation potential of its investments. We believe that market participants will increasingly focus on earnings growth and that Seligman Capital Fund's portfolio, which has a superior overall projected earnings growth rate compared to the S&P 500, should therefore benefit."

                                                           -- WILLIAM C. MORRIS,
                                                                   FUND CHAIRMAN
                                                                    1989-PRESENT

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TO THE SHAREHOLDERS

   For the six months ended June 30, 1997, Seligman Capital Fund posted a total return of 9.48% based on the net asset value of Class A shares, which outpaced the 8.20% total return of its peers, as measured by the Lipper Mid Cap Fund Index. This index is appropriate as it reflects the performance of funds which, like Seligman Capital Fund, invest primarily in mid-capitalization companies. These companies generally have capitalizations ranging from $1 billion to $8 billion. Additional information on the Fund's investment results appears on page 4.

   Thus far, 1997 has shown great promise for both the domestic economy and the financial markets. Instead of increasing inflation, the growing economy actually generated lower producer prices for six consecutive months. The Federal Reserve Board's decision to leave the federal funds rate unchanged in May also helped tame inflation fears and gave further support to the already strong financial markets. Low unemployment and high consumer confidence levels continued, while consumer spending was relatively restrained.

   For much of the first six months, the appreciation of the equity market was concentrated in a small number of large-capitalization, more liquid stocks. The rally was not reflected in the performance of mid-capitalization stocks until May, when the market began to broaden and include a greater number of small- and mid-capitalization stocks in the advances. The Fund's investment results, which were muted in the large-capitalization-oriented market, improved in conjunction with this positive trend.

   The long-term outlook for the US economy, the financial markets, and the Fund remains positive. Productivity improvements, driven in large part by the deployment of technology, have helped reduce corporate costs and have increased profitability. Market volatility has increased this year, and the possibility of a short-term correction in the markets is real. Nonetheless, we believe the Fund's performance should continue to improve if the broadening of the market persists, as more attractive valuations can be found in the mid-capitalization area of the equity market.

   We are pleased to introduce your redesigned Shareholder Report. This change is part of a corporate effort to enhance the overall clarity and quality of all communications to our Shareholders. We hope you find the additional information contained herein helpful.

   We thank you for your continued support of Seligman Capital Fund, and look forward to serving your investment needs in the many years to come.

   A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                       /s/ Brian T. Zino
                                                       -----------------
                                                       Brian T. Zino
                                                       President


                                                                            ----
                                                                               1
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INTERVIEW WITH YOUR PORTFOLIO MANAGER, LORIS MUZZATTI

Q.  HOW DID SELIGMAN CAPITAL FUND PERFORM IN THE LAST SIX MONTHS?

A. Seligman Capital Fund outperformed its peer group in the first half of 1997, posting a total return of 9.48% based on the net asset value of Class A shares, which compares favorably to the 8.20% total return of the Lipper Mid Cap Fund Index. The Fund lagged the 10.54% total return of the Russell Midcap Growth Index, a leading index that measures the performance of the mid-cap growth stocks in the broader Russell Midcap Index.

Q. WHICH ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE IN THE FIRST HALF OF THE YEAR?

A. A positive economic background, combining steady growth and low levels of inflation, improved corporate earnings in the first half of the year. Further, the Federal Reserve Board only increased the federal funds rate once in the period, leaving the rate unchanged in May despite the historically low unemployment levels. The Fed's decision to leave the rate unchanged in the second quarter provided further support to the already positive equity market, and brought about a reduction in interest rate levels. Otherwise, the continued strength of the US Dollar somewhat reduced the earnings of corporations with significant international sales, as overseas revenues translated into lower US earnings.

Q.  WHICH MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A. While the equity market had very strong performance thus far in 1997, gains were focused in large, liquid issues rather than the small- to mid-capitalization companies that emphasize solid earnings growth. Therefore, the market environment did not specifically benefit the Fund's portfolio of quality mid-capitalization stocks. This environment finally changed, though slightly, in May and June as the markets broadened to include a greater portion of small- and mid-capitalization stocks in the advances. It seemed that investors were beginning to look for earnings that were more closely in line with valuations.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY?

A. We maintained our rigorous fundamental research process, investing in mid-sized companies with market capitalizations generally in the $500 million to $6 billion range. We looked for companies that were selling at attractive valuations with strong future growth prospects, exceptional managements, strong balance sheets, and high returns on equity and invested capital. Therefore, we focused on fundamentals and avoided momentum-driven stocks. Additionally, to offset the potential impact of the strong US Dollar, the Fund's holdings were focused in companies that hedged their foreign currency exposure and managed their costs effectively.

Q.  WHICH SECTORS IMPROVED THE FUND'S PERFORMANCE?

A. Stocks related to the financial sector were extremely important to the Fund's performance in the last six months. The Fund's best performers in the financial services industry included the brokerage company of Donaldson, Lufkin & Jenrette, and saving and loan companies, such as Washington Mutual and GreenPoint Financial. As the interest rate environment improved after the Fed's May decision to leave short-term interest rates unchanged, the Fund's holdings in interest rate-sensitive stocks were increased. Specifically, the Fund's exposure to life and health insurers was increased with the addition of AFLAC, Hartford Life, and Nationwide Financial Services.



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[PHOTO]

SELIGMAN GROWTH TEAM: (FROM LEFT) MICHELLE BORRE, LOUISE KNIGHT
(ADMINISTRATIVE ASSISTANT), DAVID LEVY, LOUISE OH, (SEATED) LORIS MUZZATTI (PORTFOLIO MANAGER)


A TEAM APPROACH
Seligman Capital Fund is managed by the Seligman Growth Team, headed by Loris Muzzatti. Mr. Muzzatti is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.

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2
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INTERVIEW WITH YOUR PORTFOLIO MANAGER, LORIS MUZZATTI

      Health care stocks were also strong in the last six months. Additions were made in the segments of the health care industry that are growing the fastest and that service the needs of the aging baby-boomer population while emphasizing efficiency and cost management. Health care companies are also attractive because the maturing population has driven significant increases in health care consumption. The portfolio's weighting in health care was increased with the purchase of KOS Pharmaceuticals, Cardinal Health, Covance, and McKesson. The Fund's position in Humana was also increased.

      Another area where the Fund's investments outperformed their peers in the equity markets was telecommunications. WorldCom, for example, continued to gain market share and posted strong results.

Q.  WHICH SECTORS IMPAIRED THE FUND'S OVERALL PERFORMANCE?

A. Generally, the cyclical stocks in the portfolio did not do well in the period. Despite high consumer confidence levels, the portfolio's leisure and retail stocks were particularly affected. Holdings in Tommy Hilfiger, International Gaming Technology, and MGM Grand were therefore reduced.

      Mixed results in the Fund's technology stocks also impaired the Fund's returns. In the first quarter, there was weakness in the networking and client-server software companies, particularly in MRV Communications and 3Com. In May, reports of slowing growth from certain bellwether technology corporations, including Intel and Seagate Technology, also set these stocks back. Semiconductor stocks suffered, as did communications equipment makers such as EchoStar Communications and QUALCOMM. Due to the significant increases in the valuations of the blue-chip technology stocks, the Fund's exposure to the sector was reduced with the sale of Microsoft and Intel, both of which had strongly contributed to the portfolio's results.

Q.  WHAT IS THE OUTLOOK?

A. The low inflation and moderate economic growth background has created a very optimistic market environment. We continue to believe that companies that combine good revenue growth and efficient structures will outperform the market in the long term. Further, we believe that Seligman Capital Fund's sound strategy of investing in mid-capitalization growth stocks should be rewarded in a market where earnings growth becomes a priority for investors. The recent broadening of the market suggests that investors may be re-examining their portfolios and may begin to more aggressively seek earnings growth. A further broadening of the market, including more mid-capitalization stocks, should improve the Fund's performance in the long term.


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                                                                               3
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PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS*
FOR PERIODS ENDED JUNE 30, 1997

                                                                                   AVERAGE ANNUAL
                                                          ----------------------------------------------------------------
                                                                                                    CLASS B      CLASS D
                                                                                                     SINCE        SINCE
                                                 SIX          ONE           FIVE         10        INCEPTION    INCEPTION
                                               MONTHS        YEAR           YEARS       YEARS       4/22/96      5/3/93
                                             ----------   ----------       -------     -------      -------   ------------
CLASS A
With Sales Charge                               4.25%        5.47%         14.04%       11.59%         n/a         n/a
Without Sales Charge                            9.48        10.75          15.15        12.14          n/a         n/a

CLASS B
With CDSL+                                      4.05         4.94            n/a          n/a         9.06%        n/a
Without CDSL                                    9.05         9.85            n/a          n/a        12.36         n/a

CLASS D
With 1% CDSL                                    8.05         8.87            n/a          n/a          n/a         n/a
Without CDSL                                    9.05         9.85            n/a          n/a          n/a       13.52%

LIPPER MID CAP FUND INDEX**                     8.20        12.06          17.43        13.39        10.07++     17.31+++

RUSSELL MIDCAP GROWTH INDEX**                  10.54        17.59          17.35        13.22        13.87++     17.47+++

NET ASSET VALUE

                         JUNE 30, 1997      DECEMBER 31, 1996     JUNE 30, 1996
                        --------------    --------------------   --------------
CLASS A                     $17.91               $16.36              $17.99
CLASS B                      16.87                15.47               17.18
CLASS D                      16.87                15.47               17.18

CAPITAL GAIN INFORMATION
FOR SIX MONTHS ENDED JUNE 30, 1997

REALIZED                   $1.65#
UNREALIZED                  4.20##


---------------
  * Return figures reflect any change in price per share and assume the investment of capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A shares returns reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

 ** The Lipper Mid Cap Fund Index and the Russell Midcap Growth Index are unmanaged benchmarks that assume investment of dividends. The Lipper Mid Cap Fund Index does not reflect sales charges and the Russell Midcap Growth Index does not reflect fees and sales charges. Investors cannot invest directly in an index.

  + The CDSL is 5% for periods of one year or less, and 4% since inception. ++ From April 30, 1996.

+++ From April 30, 1993.

  # Excludes 1996 undistributed realized capital gains of $0.29 per share at
    June 30, 1997.
 ## Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1997.


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4
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PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS A SHARES
JUNE 30, 1987, TO JUNE 30, 1997

[The following table represents a graph in the printed piece.]

6/30/87     9526*
9/30/87     9964
12/31/87    7380
3/31/88     7474
6/30/88     7916
9/30/88     7568
12/31/88    7563
3/31/89     8173
6/30/89     8784
9/30/89     10229
12/31/89    10016
3/31/90     9693
6/30/90     11197
9/30/90     8665
12/31/90    10155
3/31/91     12300
6/30/91     12398
9/30/91     13866
12/31/91    15706
3/31/92     15499
6/30/92     14792
9/30/92     15716
12/31/92    17523
3/31/93     17687
6/30/93     17502
9/30/93     18623
12/31/93    18364
3/31/94     17800
6/30/94     15739
9/30/94     17109
12/31/94    17068
3/31/95     18027
6/30/95     19660
9/30/95     21344
12/31/95    23437
3/31/96     25046
6/30/96     27045
9/30/96     27767
12/31/96    27360
3/31/97     26223
6/30/97     29952


GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS B SHARES
APRIL 22, 1996+, TO JUNE 30, 1997

[The following table represents a graph in the printed piece.]

4/22/96     10000
5/31/96     10371
6/30/96     10456
7/31/96     10541
8/31/96     10626
9/30/96     10712
10/31/96    10652
11/30/96    10592
12/31/96    10533
1/31/97     10381
2/28/97     10229
3/31/97     10077
4/30/97     10547
5/31/97     11017
6/30/97     11487**

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS D SHARES
MAY 3, 1993+, TO JUNE 30, 1997

[The following table represents a graph in the printed piece.]

5/3/93      10000
6/30/93     10353
9/30/93     10998
12/31/93    10812
3/31/94     10437
6/30/94     9163
9/30/94     9933
12/31/94    9867
3/31/95     10390
6/30/95     11298
9/30/95     12245
12/31/95    13417
3/31/96     14315
6/30/96     15429
9/30/96     15806
12/31/96    15543
3/31/97     14869
6/30/97     16949


These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

--------------------
*  Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 4% CDSL.
 + Inception date.

                                                                            ---

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PORTFOLIO OVERVIEW

DIVERSIFICATION OF ASSETS
JUNE 30, 1997

                                                                                                          PERCENT OF NET ASSETS
                                                                                                     ------------------------------
                                                      ISSUES           COST               VALUE        JUNE 30, 1997 DEC. 31, 1996
                                                     --------         -------           --------      -------------- -------------
Short-Term Holdings and Other Assets
Less Liabilities ..................................      1         $ 3,593,580          $ 3,593,580        1.2           9.7
                                                        --        ------------         ------------      -----         -----
COMMON STOCKS:
    Automotive and Related ........................      1           2,973,797            5,752,500        1.9           2.0
    Basic Materials ...............................      4          10,695,939           12,991,133        4.3           4.5
    Business Services and Supplies ................      5          17,038,466           19,245,568        6.4           4.3
    Capital Goods .................................      1           3,235,762            5,931,562        2.0            --
    Consumer Goods and Services ...................      3           7,849,148           14,539,100        4.8           6.5
    Drugs and Health Care .........................     15          51,107,727           57,440,847       19.1          10.9
    Energy ........................................      4          11,413,221           13,563,500        4.5            --
    Financial Services ............................     15          40,301,728           64,215,000       21.4          14.4
    Industrial Goods and Services .................      1             894,592              910,000        0.3           2.9
    Leisure and Related ...........................      4          11,911,503           12,366,250        4.1           7.7
    Printing and Publishing .......................      1           2,280,000            2,850,000        1.0           0.9
    Retail Trade ..................................      4          11,348,886           13,500,937        4.5           3.5
    Technology ....................................     16          45,582,439           60,046,798       20.0          24.8
    Telecommunications ............................      4           9,354,027           13,411,875        4.5           7.9
    Other .........................................      1                  --               32,327         --            --
                                                        --        ------------         ------------      -----         -----
                                                        79         225,987,235          296,797,397       98.8          90.3
                                                        --        ------------         ------------      -----         -----
NET ASSETS ........................................     80        $229,580,815         $300,390,977      100.0         100.0
                                                        ==        ============         ============      =====         =====




LARGEST INDUSTRIES
AT JUNE 30, 1997

[The following table represents a chart in the printed piece.]

                                 Percent of
                                 Net Assets
                                 ----------
Financial Services                 21.4%             $64,215,000
Technology                         20.0               60,046,798
Drugs and Health Care              19.1               57,440,847
Business Services and Supplies      6.4               19,245,568
Consumer Goods and Services         4.8               14,539,100


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6
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PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                                                  SHARES
                                                           ---------------------
                                                                        HOLDINGS
ADDITIONS                                                   INCREASE     6/30/97
---------                                                   --------     -------
Cardinal Health .........................................     85,000     85,000
Coca-Cola ...............................................    231,700    231,700
Covance .................................................    345,000    345,000
IKON Office Solutions ...................................     95,900     95,900
Lowe's ..................................................    120,000    120,000
Newbridge Networks ......................................    100,000    100,000
Quantum .................................................    200,000    200,000
Reynolds & Reynolds
   (Class A) ............................................    200,000    200,000
US Surgical .............................................    115,000    115,000
Universal Health Services
   (Class B) ............................................   140,000     140,000

                                                                  SHARES
                                                           ---------------------
                                                                        HOLDINGS
REDUCTIONS                                                  DECREASE     6/30/97
---------                                                   --------     -------
Guidant .................................................    65,000      25,000
Home Depot ..............................................   100,000          --
Intel ...................................................    50,000          --
MGM Grand ...............................................   100,000          --
Microsoft ...............................................   100,000          --
MRV Communications ......................................   145,000          --
Saks Holdings ...........................................   105,000          --
Seagate Technology ......................................   100,000          --
Tencor Instruments ......................................   100,000          --
United Healthcare .......................................    75,000          --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

LARGEST PORTFOLIO HOLDINGS
AT JUNE 30, 1997

SECURITY                                                                VALUE
--------                                                              ----------
Travelers ..............................................              $8,513,438
Fiserv .................................................               7,831,250
WorldCom ...............................................               6,713,438
Covance ................................................               6,662,812
GreenPoint Financial ...................................               6,656,250
MBNA ...................................................               6,592,500
Interpublic Group of Companies .........................               6,131,250
Washington Mutual ......................................               5,978,125
Pfizer .................................................               5,975,000
Newell .................................................               5,943,750


                                                                            ----

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PORTFOLIO OF INVESTMENTS
June 30, 1997
                                                   SHARES              VALUE
                                                   ------              -----
COMMON STOCKS  98.8%

AUTOMOTIVE AND
RELATED  1.9%
Harley-Davidson                                    120,000           $ 5,752,500
                                                                     -----------

BASIC MATERIALS  4.3%
Minerals Technologies                               75,000             2,812,500
Nucor                                               70,000             3,955,000
Olin                                               100,000             3,906,250
Schulman, A.                                        93,750             2,317,383
                                                                     -----------
                                                                      12,991,133
                                                                     -----------
BUSINESS SERVICES
AND SUPPLIES  6.4%
AccuStaff                                          115,000             2,724,062
IKON Office Solutions                               95,900             2,391,506
Interpublic Group of Companies                     100,000             6,131,250
Reynolds & Reynolds (Class A)                      200,000             3,150,000
Snyder Communications                              180,000             4,848,750
                                                                     -----------
                                                                      19,245,568
                                                                     -----------
CAPITAL GOODS  2.0%
Westinghouse Electric                              256,500             5,931,562
                                                                    ------------
CONSUMER GOODS
AND SERVICES  4.8%
Coca-Cola                                          231,700             5,329,100
Estee Lauder (Class A)*                             65,000             3,266,250
Newell                                             150,000             5,943,750
                                                                    ------------
                                                                      14,539,100
                                                                    ------------
DRUGS AND HEALTH CARE  19.1%
Amgen*                                              20,000             1,161,875
Biogen*                                             40,000             1,356,250
Boston Scientific                                   50,000             3,071,875
Cardinal Health                                     85,000             4,866,250
Centocor                                            85,500             2,653,172
Columbia/HCA Healthcare                            150,000             5,896,875
Covance*                                           345,000             6,662,812
Guidant                                             25,000             2,125,000
HCIA*                                              140,000             4,690,000
Humana*                                            150,000             3,468,750
KOS Pharmaceuticals*                                86,700             2,351,738
McKesson                                            45,000             3,487,500
Pfizer                                              50,000             5,975,000
US Surgical                                        115,000             4,283,750
Universal Health Services
  (Class B)*                                       140,000             5,390,000
                                                                    ------------
                                                                      57,440,847
                                                                    ------------
ENERGY  4.5%
Barrett Resources*                                  80,000             2,395,000
ENSCO International*                                75,000             3,956,250
Petroleum Geo-Services
  (ADRs) (Norway)*                                  78,000             3,812,250
Santa Fe International*                            100,000             3,400,000
                                                                    ------------
                                                                      13,563,500
                                                                    ------------
FINANCIAL SERVICES  21.4%
AFLAC*                                              50,000             2,362,500
Amerin*                                            165,000             4,001,250
Donaldson, Lufkin & Jenrette
  Securities                                        65,000             3,883,750
GreenPoint Financial                               100,000             6,656,250
Hartford Life (Class A)                             90,000             3,375,000
MBNA                                               180,000             6,592,500
Nationwide Financial Services
  (Class A)                                        155,000             4,117,187
Old Republic International                          60,000             1,818,750
Progressive (Ohio)                                  50,000             4,350,000
Provident Companies                                 60,000             3,210,000
St. Paul Bancorp                                    62,500             2,078,125
Schwab (Charles)                                   100,000             4,068,750
TCF Financial                                       65,000             3,209,375
Travelers                                          135,000             8,513,438
Washington Mutual                                  100,000             5,978,125
                                                                    ------------
                                                                      64,215,000
                                                                    ------------
INDUSTRIAL GOODS AND SERVICES 0.3%
Ionics*                                             20,000               910,000
                                                                    ------------
LEISURE AND RELATED  4.1%
British Sky Broadcasting
  (ADRs) (UK)                                       60,000             2,681,250
Circus Circus*                                     110,000             2,708,750
Mirage Resorts*                                    130,000             3,282,500
Sun International Hotels*                          100,000             3,693,750
                                                                    ------------
                                                                      12,366,250
                                                                    ------------
----
8

================================================================================
PORTFOLIO OF INVESTMENTS
June 30, 1997

                                                   SHARES             VALUE
                                                   ------             -----
PRINTING AND PUBLISHING  1.0%
World Color Press*                                 120,000          $ 2,850,000
                                                                    -----------
RETAIL TRADE  4.5%
Barnes & Noble*                                     75,000            3,225,000
Gucci Group (Netherlands)                           40,000            2,575,000
Lowe's                                             120,000            4,455,000
Nine West Group*                                    85,000            3,245,937
                                                                    -----------
                                                                     13,500,937
                                                                    -----------
TECHNOLOGY  20.0%

Activision                                          80,000            1,150,000
Adaptec*                                            90,000            3,127,500
Arrow Electronics*                                  60,000            3,187,500
BMC Software                                        60,000            3,326,250
Ceridian*                                          100,000            4,225,000
DST Systems*                                       100,000            3,331,250
Fiserv*                                            175,000            7,831,250
Linear Technology                                   55,000            2,841,094
Maxim Integrated Products*                          55,000            3,124,688
Newbridge Networks*                                100,000            4,350,000
Quantum                                            200,000            4,068,750
Read-Rite                                           50,000            1,042,188
Sterling Commerce*                                 170,000            5,588,750
Symantec                                           200,000            3,906,250
Vishay Intertechnology*                            131,250            3,798,047
Xilinx*                                            105,000            5,148,281
                                                                   ------------
                                                                     60,046,798
                                                                   ------------
TELECOMMUNICATIONS  4.5%
Century Telephone Enterprises                      100,000            3,368,750
EchoStar Communications                             50,000              784,375
QUALCOMM                                            50,000            2,545,312
WorldCom*                                          210,000            6,713,438
                                                                   ------------
                                                                     13,411,875
                                                                   ------------
OTHER                                                                    32,327
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $225,987,235)                                                 296,797,397

SHORT-TERM HOLDINGS  3.2%
(Cost $9,500,000)                                                     9,500,000
                                                                   ------------
TOTAL INVESTMENTS  102.0%
(Cost $235,487,235)                                                 306,297,397

OTHER ASSETS
LESS LIABILITIES  (2.0)%                                             (5,906,420)
                                                                   ------------

NET ASSETS  100.0%                                                 $300,390,977
                                                                   ============

-----------------
* Non-income producing security.
See Notes to Financial Statements.


                                                                            ----

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

ASSETS:
Investments, at value:
  Common stocks (cost $225,987,235) ............................................      $296,797,397
  Short-term holdings (cost $9,500,000) ........................................         9,500,000               $306,297,397
                                                                                       -----------
Cash .............................................................................................                    131,754
Receivable for securities sold ...................................................................                  3,259,157
Receivable for Capital Stock sold ................................................................                    277,165
Expenses prepaid to shareholder service agent ....................................................                     71,607
Receivable for interest and dividends ............................................................                     58,592
Other                                                                                                                  56,226
                                                                                                                 ------------
TOTAL ASSETS .....................................................................................                310,151,898
                                                                                                                 ------------

LIABILITIES:

Payable for securities purchased .................................................................                  8,618,966
Payable for Capital Stock repurchased ............................................................                    637,527
Accrued expenses, taxes, and other ...............................................................                    504,428
                                                                                                                 ------------
TOTAL LIABILITIES ................................................................................                  9,760,921
                                                                                                                 ------------
NET ASSETS .......................................................................................               $300,390,977
                                                                                                                 ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares
authorized; 16,878,868 shares outstanding):
  Class A ........................................................................................               $ 15,083,072
  Class B ........................................................................................                    390,487
  Class D ........................................................................................                  1,405,309
Additional paid-in capital .......................................................................                180,559,329
Accumulated net investment loss ..................................................................                   (520,984)
Undistributed net realized gain ..................................................................                 32,663,602
Net unrealized appreciation of investments .......................................................                 70,810,162
                                                                                                                 ------------
NET ASSETS .......................................................................................               $300,390,977
                                                                                                                 ============
NET ASSET VALUE PER SHARE:
CLASS A ($270,093,227 / 15,083,072 shares) .......................................................                     $17.91
                                                                                                                       ======
CLASS B ($6,588,157 / 390,487 shares) ............................................................                     $16.87
                                                                                                                       ======
CLASS D ($23,709,593 / 1,405,309 shares) .........................................................                     $16.87
                                                                                                                       ======

------------------
See Notes to Financial Statements.

----
10

================================================================================
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $3,015) ..............................       $ 655,917
Interest .........................................................................         444,527
Other ............................................................................         108,448
                                                                                        ----------
TOTAL INVESTMENT INCOME ..........................................................................                $ 1,208,892

EXPENSES:

Management fee ...................................................................         698,721
Distribution and service fees ....................................................         454,066
Shareholder account services .....................................................         295,646
Registration .....................................................................          55,162
Shareholder reports and communications ...........................................          40,677
Custody and related services .....................................................          33,000
Auditing and legal fees ..........................................................          31,599
Directors' fees and expenses .....................................................          12,472
Miscellaneous ....................................................................           8,795
                                                                                        ----------
TOTAL EXPENSES ....................................................................................                  1,630,138
                                                                                                                    ----------
NET INVESTMENT LOSS ...............................................................................                   (421,246)

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments .................................................      27,803,954
Net change in unrealized appreciation of investments .............................      (1,468,130)
                                                                                        ----------
NET GAIN ON INVESTMENTS ...........................................................................                 26,335,824
                                                                                                                   -----------
INCREASE IN NET ASSETS FROM OPERATIONS ............................................................                $25,914,578
                                                                                                                   ===========

---------------
See Notes to Financial Statements.


                                                                            ----
                                                                              11

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                             ENDED            YEAR ENDED
                                                                                         JUNE 30, 1997     DECEMBER 31, 1996
                                                                                         -------------     -----------------
OPERATIONS:
Net investment loss ............................................................           $ (421,246)         $ (762,243)
Net realized gain on investments ...............................................           27,803,954          28,165,196
Net change in unrealized appreciation of investments ...........................           (1,468,130)          8,893,154
                                                                                         ------------        ------------
INCREASE IN NET ASSETS FROM OPERATIONS .........................................           25,914,578          36,296,107
                                                                                         ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .....................................................................                   --         (26,567,200)
   Class B .....................................................................                   --            (409,321)
   Class D .....................................................................                   --          (2,122,695)
                                                                                         ------------        ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................                   --         (29,099,216)
                                                                                         ------------        ------------


                                                            SHARES
                                                -----------------------------------
                                                 SIX MONTHS
                                                    ENDED            YEAR ENDED
                                                JUNE 30, 1997     DECEMBER 31, 1996
                                                -------------     -----------------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares:
   Class A ....................................      435,375           1,942,799             7,294,666         33,837,665
   Class B ....................................      118,986             254,282             1,889,253          4,295,072
   Class D ....................................      179,271             557,039             2,850,986          9,125,387
Exchanged from associated Funds:
   Class A ....................................    2,918,389           3,292,043            49,705,572         56,774,849
   Class B ....................................       40,280              18,524               643,019            311,768
   Class D ....................................      302,389             523,994             4,620,299          8,588,724
Shares issued in payment of
gain distributions:
   Class A ....................................           --           1,456,987                    --         24,258,766
   Class B ....................................           --              24,565                    --            387,386
   Class D ....................................           --             126,975                    --          2,002,437
                                                   ---------           ---------          ------------       ------------
Total .........................................    3,994,690           8,197,208            67,003,795        139,582,054
                                                   ---------           ---------          ------------       ------------
Cost of shares repurchased:
   Class A ....................................   (1,171,097)         (1,456,803)          (19,625,787)       (25,036,508)
   Class B ....................................       (8,674)             (3,999)             (137,507)           (64,181)
   Class D ....................................     (172,319)           (186,463)           (2,728,912)        (2,985,744)
Exchanged into associated Funds:
   Class A ....................................   (2,966,350)         (3,206,843)          (50,224,861)       (53,969,312)
   Class B ....................................      (40,523)            (12,954)             (639,769)          (213,574)
   Class D ....................................     (195,373)           (341,956)           (2,995,591)        (5,510,258)
                                                  ----------           ---------          ------------       ------------
Total .........................................   (4,554,336)         (5,209,018)          (76,352,427)       (87,779,577)
                                                  ----------          ----------          ------------       ------------
INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL SHARE TRANSACTIONS ...............     (559,646)          2,988,190            (9,348,632)        51,802,477
                                                  ==========          ==========          ------------       ------------
INCREASE IN NET ASSETS .........................................................            16,565,946         58,999,368

NET ASSETS:

Beginning of period ............................................................           283,825,031        224,825,663
                                                                                          ------------       ------------
END OF PERIOD (including accumulated net investment loss of
$520,984 and $99,738, respectively) ............................................          $300,390,977       $283,825,031
                                                                                          ============       ============

----------------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.


----
12

================================================================================
NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Capital Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months after purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year after purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.  SECURITY TRANSACTIONS AND RELATED INVESTMENT
    INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1997, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1997, amounted to $151,663,432 and $137,575,729, respectively.

    At June 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $79,352,457 and $8,542,295, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 1997, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee rate is calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.49% per annum of the Fund's average daily net assets.

                                                                            ----

================================================================================
NOTES TO FINANCIAL STATEMENTS

    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $12,551 from sales of Class A shares, after commissions of $97,743 paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1997, fees incurred aggregated $318,318, or 0.24% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $27,571 and $108,177, respectively.

    The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1997, such charges amounted to $4,578.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the six months ended June 30, 1997, was $5,402.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1997, Seligman Services, Inc. received commissions of $3,938 from the sales of Fund shares. Seligman Services, Inc. also received distribution and service fees of $42,525, pursuant to the Plan.

    Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $277,005 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $2,199.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at June 30, 1997, of $103,339 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

----
14

================================================================================
FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

   "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.

                                                                                             CLASS A
                                                                -----------------------------------------------------------------
                                                                 SIX
                                                                MONTHS                      YEAR ENDED DECEMBER 31,
                                                                 ENDED        ---------------------------------------------------
                                                               6/30/97@      1996@       1995@       1994@       1993@       1992@
                                                                -------       ----        ----        ----       ----       ----
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD ......................      $16.36      $15.59      $13.17      $15.95     $17.04     $16.66
                                                                 ------      ------      ------      ------     ------     ------
Net investment income (loss) ..............................        (.02)       (.04)       (.02)       (.06)      (.03)       .02
Net realized and unrealized investment gain (loss) ........        1.57        2.68        4.74       (1.12)       .84       1.89
                                                                 ------      ------      ------      ------     ------     ------
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS ................................................        1.55        2.64        4.72       (1.18)       .81       1.91
Distributions from net gain realized ......................          --       (1.87)      (2.30)      (1.60)     (1.90)     (1.53)
                                                                 ------      ------      ------      ------     ------     ------
NET INCREASE (DECREASE) IN NET ASSET VALUE ................        1.55         .77        2.42       (2.78)     (1.09)       .38
                                                                 ------      ------      ------      ------     ------     ------
NET ASSET VALUE, END OF PERIOD ............................      $17.91      $16.36      $15.59      $13.17     $15.95     $17.04
                                                                 ======      ======      ======      ======     ======     ======
TOTAL RETURN BASED ON NET ASSET VALUE:                             9.48%      16.74%      37.32%     (7.06)%      4.80%     11.56%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ............................        1.06%+      1.07%       1.09%       1.13%      1.13%       .96%
Net investment income (loss) to average net assets ........       (.22)%+     (.25)%      (.11)%      (.39)%     (.17)%       .11%
Portfolio turnover ........................................       50.16%      94.97%     103.60%      70.72%     46.84%     42.32%
Average commission rate paid ..............................       $.0553      $.0537
NET ASSETS, END OF PERIOD
(000s omitted) ............................................     $270,093    $259,514    $215,688    $162,556   $196,212   $198,063

-------------------
See footnotes on page 16.


                                                                            ----

================================================================================
FINANCIAL HIGHLIGHTS

                                                                    CLASS B                                CLASS D
                                                        -------------------------------     -------------------------------------
                                                          SIX                    SIX
                                                        MONTHS      4/22/96*   MONTHS         YEAR ENDED DECEMBER 31,     5/3/93*
                                                         ENDED        TO        ENDED        ------------------------       TO
                                                        6/30/97@   12/31/96@   6/30/97@      1996@     1995@     1994@   12/31/93
                                                        -------    --------    -------       ----      ----      ----    --------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD .............       $15.47     $16.43      $15.47      $14.94    $12.82    $15.86    $16.43
                                                         ------     ------      ------      ------    ------    ------    ------
Net investment loss                                        (.08)      (.10)       (.08)       (.16)     (.14)     (.33)     (.08)
Net realized and unrealized investment gain (loss)         1.48       1.01        1.48        2.56      4.56     (1.11)     1.41
                                                         ------     ------      ------      ------    ------    ------    ------
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS .......................................         1.40        .91        1.40        2.40      4.42     (1.44)     1.33
Distributions from net gain realized .............           --      (1.87)         --       (1.87)    (2.30)    (1.60)    (1.90)
                                                         ------     ------      ------      ------    ------    ------    ------
NET INCREASE (DECREASE) IN NET ASSET VALUE .......         1.40       (.96)       1.40         .53      2.12     (3.04)     (.57)
                                                         ------     ------      ------      ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD ...................       $16.87     $15.47      $16.87      $15.47    $14.94    $12.82    $15.86
                                                         ======     ======      ======      ======    ======    ======    ======
TOTAL RETURN BASED ON NET ASSET VALUE: ...........        9.05%      5.33%       9.05%      15.84%    35.98%   (8.75)%     8.12%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................        1.82%+     1.89%+      1.82%+      1.83%     2.02%     2.66%     2.26%+
Net investment loss to average net assets ........       (.98)%+    (.99)%+     (.98)%+    (1.00)%   (1.06)%   (2.28)%   (1.32)%+
Portfolio turnover ...............................       50.16%     94.97%++    50.16%      94.97%   103.60%    70.72%    46.84%+++
Average commission rate paid .....................       $.0553     $.0537++    $.0553      $.0537
NET ASSETS, END OF PERIOD
(000s omitted) ...................................       $6,588     $4,337     $23,710     $19,974    $9,137    $3,179    $2,749


--------------
  * Commencement of offering of shares.
  @ Per share amounts for the periods
    ended June 30, 1997, and December 31, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1993.
See Notes to Financial Statements.



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

================================================================================
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN CAPITAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Capital Fund, Inc. as of June 30, 1997, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

New York, New York
August 1, 1997


                                                                            ----

================================================================================
BOARD OF DIRECTORS

FRED E. BROWN
DIRECTOR EMERITUS
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE, Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE, Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee

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18

================================================================================
EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

LORIS D. MUZZATTI
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(800) 622-4597     24-Hour Automated
                   Telephone Access
                   Service

                                                                            ----

================================================================================
GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. The fund generates short-term capital gains when portfolio securities held for less than one year are sold at a profit. The fund generates long-term capital gains when portfolio securities held for one year or more are sold at a profit. Short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at the federal capital gains rate appropriate to the shareholder's tax bracket.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The increase in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. Assuming the same rate of return, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of the fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's shares can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SECURITIES AND EXCHANGE COMMISSION (SEC) -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.

--------------------
Adapted from the Investment Company Institute's 1996 MUTUAL FUND FACT BOOK.


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20

                       SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK NY 10017


  THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
    HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
     SELIGMAN CAPITAL FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY
                       BEFORE INVESTING OR SENDING MONEY.

                                                                 [LOGO]
EQCA3 6/97                                             Printed on Recycled Paper